LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED MARCH 28, 2011

TO THE SUMMARY PROSPECTUSES OF

WESTERN ASSET LIQUID RESERVES

WESTERN ASSET MONEY MARKET FUND

WESTERN ASSET TAX FREE RESERVES

WESTERN ASSET CALIFORNIA TAX FREE MONEY MARKET FUND

WESTERN ASSET CONNECTICUT MUNICIPAL MONEY MARKET FUND

WESTERN ASSET NEW YORK TAX FREE MONEY MARKET FUND

WESTERN ASSET GOVERNMENT MONEY MARKET FUND

The last sentence of the legend on the cover of each Fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated December 31, 2010, as supplemented on January 20, 2011 and March 28, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated December 31, 2010, as supplemented on March 28, 2011 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2010, are incorporated by reference into this Summary Prospectus.

As of April 1, 2011, the following information replaces the disclosure in the last paragraph of the “Purchase and sale of fund shares” section of each Fund’s Summary Prospectus:

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-212-857-8181).

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